                                                                      EXHIBIT 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 33-51234, 33-73300 and 333-09093) and Form S-3
(No. 333-31023) of BioLase Technology, Inc. of our report dated March 16, 1999 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Costa Mesa, California
August 8, 1999